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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

        Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)   September 17, 1997
                                                 -------------------------------


                            IXC Communications, Inc.
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             (Exact name of registrant as specified in its charter)


   Delaware                             0-20803                 74-2644120
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(State of other                       (Commission             (I.R.S. Employer
jurisdiction                          File Number)           Identification No.)
of incorporation)


             5000 Plaza on the Lake, Suite 200, Austin, Texas 78746
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             (Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code   (512) 328-1112
                                                   -----------------------------


                                 Not applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.

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ITEM 5.  OTHER EVENTS.

         Attached as Exhibit 99.1 is the press release issued by IXC Communications, Inc. dated September 17, 1997, which is hereby incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)     EXHIBITS

         99.1    Press release dated September 17, 1997








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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Date: September 19, 1997

                                        IXC Communications, Inc.



                                        By:  /s/  James F. Guthrie
                                             ---------------------------------
                                             James F. Guthrie
                                             Executive Vice President and
                                             Chief Financial Officer







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                                 EXHIBIT INDEX

Exhibit
Number          Description
-------         -----------
 99.1           Press release dated September 17, 1997








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